                                                                    EXHIBIT 99.1

           Certification of Chief Executive Officer of XTO Energy Inc. (Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)


In connection with the Annual Report of XTO Energy Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bob R. Simpson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

BOB R. SIMPSON
--------------------------
Bob R. Simpson
Chief Executive Officer
March 31, 2003

A signed original of this written statement required by Section 906 has been provided to XTO Energy Inc. and will be retained by XTO Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.